Yorktown Mid Cap Fund a series of American Pension Investors Trust

Class A (YWBAX) | Class L (YWBLX) | Institutional Class (YWBIX)	SUMMARY PROSPECTUS DATED MAY 31, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://yorktownfunds.com/advisors/fund-documents/. You may also obtain this information about the Fund at no cost by calling 800-544-6060 or by sending an email request to info@yorktownfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 31, 2018 are incorporated by reference into this summary prospectus.

Investment Objective – The Fund seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 75 of the Fund’s prospectus.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class L	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses (2)	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.14%	2.89%	1.89%
Fee Waivers and/or Expense Reimbursements (3)	(0.79%)	(0.79%)	(0.79%)
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	At a meeting of the Fund’s Board of Trustees, held on December 13, 2017, the Board approved the Adviser’s request to lower the first breakpoint in the investment advisory fee charged to the Fund from 1.15% to 1.00% effective April 23, 2018. Also, effective April 23, 2018, the Board approved a reduction in the Fund’s expense limit (see footnote 3 below).

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the

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Fund’s ratio of total annual operating expenses is limited to 1.35% for Class A Shares, 2.10% for Class L Shares and 1.10% for Institutional Class Shares. This expense limitation expires January 31, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days-notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$705	$1,005	$1,466	$2,739

	1 Year	3 Years	5 Years	10 Years
Class L Shares:	$213	$686	$1,327	$3,053

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares:	$112	$379	$815	$2,029

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.4 billion to approximately $29 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index), at the time of purchase.

The Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

The Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

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The Fund will generally invest in 25 to 35 companies. The Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods. The Fund’s Investment Manager evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

■	expected future profits;

■	expected sustainable revenue and/or asset growth;

■	expected cash investment needed to support expected growth;

■	normalized free cash flow after considering Items 1 through 3 above; and

■	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Investment Manager’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

The Fund may be appropriate for investors who:

1.	are pursuing long-term growth of capital;

2.	want to add an investment with appreciation potential to diversify their investment portfolio; and can accept the greater risks of investing in a portfolio with significant common stock holdings.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Investment Manager believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Mid-Sized Company Risk. The securities of mid cap companies may be more volatile and less liquid than the securities of large cap companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

Style Risk. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

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The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Share performance from year to year and by showing how the Fund’s Institutional Class Share average annual returns for 1-year and Since Inception periods compare with those of a broad measure of market performance. The past performance of the Fund’s Institutional Class Shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (YWBIX)

(for calendar years ending on December 31)

During the period covered by the bar chart, the highest return on Institutional Class Shares for a quarter was 6.07% (quarter ended December 31, 2017) and the lowest return for a quarter was -2.71% (quarter ended June 30, 2017). Year to date total return for Institutional Class Shares as of March 31, 2018 was -3.16%.

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Average Annual Total Returns
(for periods ending on December 31, 2017)

	One Year	Inception 5/10/2016
Return Before Taxes – Institutional Class Shares (YWBIX)	7.29%	7.66%
Return After-Taxes on Distributions (1)	6.70%	7.28%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	4.32%	5.77%
Russell Midcap Index (2) (reflects no deduction for fees, expenses or taxes)	18.52%	17.17%

	One Year	Inception 5/10/2016
Average Annual Total Return Before Taxes - Class A Shares (YWBAX)	0.68%	3.51%

	One Year	Inception 5/10/2016
Average Annual Total Return Before Taxes - Class L Shares (YWBLX)	6.27%	6.65%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	Russell Midcap Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000 Index.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – Poplar Forest Capital, LLC

Portfolio Managers – J. Dale Harvey (CEO and Chief Investment Officer) and Stephen A. Burlingame (Portfolio Manager and Research Analyst) are the Portfolio Managers principally responsible for the day-to-day management of the Fund. Mr. Harvey has managed the Fund since February 2017. Mr. Burlingame has been a co-manager of the Fund since April 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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